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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 2005

                                ----------------

                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

           MICHIGAN                     333-63769              38-3423227
(State or other jurisdiction         (Commission File         (IRS Employer
      of incorporation)                  Number)          Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                              49441
 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code                  231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Earnings Release. On January 21, 2005, Community Shores Bank Corporation issued a press release reporting earnings and other financial results for its fourth quarter of 2004, which ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the securities Act of 1933.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number                              Description
--------------                              -----------
99.1                    Press release of Community Shores Bank Corporation
                        reporting earnings and other financial results for the
                        fourth quarter of 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /s/ Tracey A. Welsh
                                          --------------------------------------
                                                Tracey A. Welsh
                                        Senior Vice President, Treasurer and
                                        Chief Financial Officer

Date:  January 24, 2005

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                                  EXHIBIT INDEX

Exhibit Number                              Description
--------------                              -----------
99.1                    Press release of Community Shores Bank Corporation
                        reporting earnings and other financial results for the
                        fourth quarter of 2004